UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 26, 2020

Date of Report (date of earliest event reported)

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220		95-4431352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

333 Three D Systems Circle	Rock Hill	South Carolina	29730
(Address of Principal Executive Offices)			(Zip Code)
(803) 326-3900
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition.

On February 26, 2020, 3D Systems Corporation (the “Company”) issued a press release announcing the Company’s results of operations for the fourth quarter and twelve months ended December 31, 2019. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference. The information in this Item (and in such press release) shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) for purposes of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

Included in the press release mentioned above is an announcement that the Company plans to hold a conference call and webcast at 4:30 p.m., Eastern Time, Wednesday, February 26, 2020, to discuss its fourth quarter and twelve months ended December 31, 2019 financial results and other matters relating to the Company’s plans and operations. A copy of this press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is furnished herewith as Exhibit 99.1 and incorporated by reference herein. The slides to be presented on the webcast are furnished herewith as Exhibit 99.2 and incorporated by reference herein. The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 incorporated by reference, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by the Company, dated February 26, 2020, announcing results for the fourth quarter and twelve months ended December 31, 2019.
99.2	Investor information to be presented by the Company on February 26, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

/s/ Andrew M. Johnson
(Signature)
Name: Andrew M. Johnson
Title: Executive Vice President, Chief Legal Officer and Secretary
Date: February 26, 2020